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                                                                  Exhibit 99.2

SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS
                                 (EXIM PROGRAM)

BORROWER: VERSO TECHNOLOGIES, INC.
          PROVO PREPAID (DELAWARE) CORP.
          TELEMATE.NET SOFTWARE, INC.

DATE: MARCH 15, 2005

     THIS AMENDMENT TO LOAN DOCUMENTS (EXIM PROGRAM) is entered into between
Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement (Exim Program) between them, dated February 12, 2003 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof; provided, however, that prior to any of the following modifications going into effect, Silicon must obtain the finalized, written approval from Exim Bank regarding such modifications. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1. MODIFIED CREDIT LIMIT. Section 1 of the Schedule to Loan and Security
Agreement (Exim Program) is hereby amended in its entirety to read as follows:

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          1. CREDIT LIMIT
             (Section 1.1):              An amount not to exceed the lesser of a
                                         total of $10,000,000 at any one time
                                         outstanding (the "Maximum Credit
                                         Limit"); or the sum of (a) and (b)
                                         below:

                                         (a)  85% (an "Advance Rate") of the
                                              amount of Eligible Receivables (as
                                              defined in Section 8 above), plus

                                         (b)  65% (an "Advance Rate") of the
                                              value of Borrower's Eligible
                                              Inventory (as defined in Section 8
                                              above).
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SILICON VALLEY BANK                           AMENDMENT TO LOAN DOCUMENTS (EXIM)

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                                         Notwithstanding the foregoing, the
                                         Maximum Credit Limit shall be
                                         $7,500,000; provided, however, if at
                                         September 30, 2005, the Borrower
                                         achieves actual year to date net income
                                         on a consolidated basis equal to at
                                         least 95% of the projected amount of
                                         year to date net income on a
                                         consolidated basis for such period as
                                         set forth in the Borrower's Fiscal Year
                                         2005 projections (a copy of which has
                                         previously been provided to Silicon)
                                         (the "YTD Net Income Requirement"),
                                         then in such instance the Maximum
                                         Credit Limit shall increase to
                                         $10,000,000.

                                         Notwithstanding the foregoing, the
                                         total outstanding Obligations under
                                         this Loan Agreement and under the
                                         Non-Exim Agreement (as defined below)
                                         shall not at any time exceed
                                         $10,000,000 (the "Overall Credit
                                         Limit"); provided, however, until the
                                         Borrower has satisfied the YTD Net
                                         Income Requirement, if ever, the
                                         Overall Credit Limit shall be
                                         $7,500,000.

                                         Moreover, Borrower shall at all times
                                         ensure that the outstanding principal
                                         balance of the Credit Accommodations
                                         (as defined in the Exim Borrower
                                         Agreement, as defined below) that is
                                         supported by Export-Related Inventory
                                         does not exceed sixty percent (60%) of
                                         the sum of the total outstanding
                                         principal balance of the Disbursements
                                         (as defined in the Exim Borrower
                                         Agreement) and the undrawn face amount
                                         of all outstanding Commercial Letters
                                         of Credit (as defined in the Exim
                                         Borrower Agreement).

                                         Additionally, Loans made pursuant to
                                         subclause (b) above will be made based
                                         upon Borrower's export sales as a
                                         percentage of its total sales, which
                                         percentage will be updated by Borrower
                                         on a monthly basis, as determined by
                                         Borrower's sales during the preceding
                                         six months. Silicon will conduct
                                         quarterly examinations, at a minimum,
                                         of Borrower's books and
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SILICON VALLEY BANK                           AMENDMENT TO LOAN DOCUMENTS (EXIM)

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                                         records to verify Borrower's reporting
                                         of its export sales as a percentage of
                                         total sales.

                                         Borrower shall provide Silicon with a
                                         copy of the applicable sales
                                         contract/purchase order in support of
                                         each Loan being requested prior to each
                                         Loan, if any, being made hereunder.

                                         Silicon may, from time to time, modify
                                         the Advance Rates, in its good faith
                                         business judgment, upon notice to the
                                         Borrower, based on changes in
                                         collection experience with respect to
                                         Receivables, its evaluation of the
                                         Inventory or other issues or factors
                                         relating to the Receivables, Inventory
                                         or other Collateral.

                                         Loans will be made to each Borrower
                                         based on the Eligible Receivables and
                                         Eligible Inventory of each Borrower,
                                         subject to the Maximum Credit Limit set
                                         forth above for all Loans to all
                                         Borrowers combined.

          LETTER OF CREDIT SUBLIMIT
          (Section 1.5):                 $2,500,000; provided, however, that the
                                         total Letter of Credit Sublimit and the
                                         Foreign Exchange Contract Sublimit
                                         shall not, at any time, exceed
                                         $2,500,000 in the aggregate under this
                                         Agreement and the Non-Exim Agreement.

          FOREIGN EXCHANGE CONTRACT
          SUBLIMIT                       $1,000,000; provided, however, that the
                                         total Letter of Credit Sublimit and
                                         Foreign Exchange Contract Sublimit
                                         shall not, at any time, exceed
                                         $1,000,000 in the aggregate under this
                                         Agreement and the Non-Exim Agreement.

                                         Borrower may enter into foreign
                                         exchange forward contracts with
                                         Silicon, on its standard forms, under
                                         which Borrower commits to purchase from
                                         or sell to Silicon a set amount of
                                         foreign currency more than one business
                                         day after the contract date (the "FX
                                         Forward Contracts"); provided that (1)
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SILICON VALLEY BANK                           AMENDMENT TO LOAN DOCUMENTS (EXIM)

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                                         at the time the FX Forward Contract is
                                         entered into Borrower has Loans
                                         available to it under this Agreement in
                                         an amount at least equal to 10% of the
                                         amount of the FX Forward Contract; and
                                         (2) the total FX Forward Contracts at
                                         any one time outstanding may not exceed
                                         10 times the amount of the Foreign
                                         Exchange Contract Sublimit set forth
                                         above; and (3) the total Letter of
                                         Credit Sublimit and the Foreign
                                         Exchange Contract Sublimit shall not,
                                         at any time, exceed $1,000,000. Silicon
                                         shall have the right to withhold, from
                                         the Loans otherwise available to
                                         Borrower under this Agreement, a
                                         reserve (which shall be in addition to
                                         all other reserves) in an amount equal
                                         to 10% of the total FX Forward
                                         Contracts from time to time
                                         outstanding, and in the event at any
                                         time there are insufficient Loans
                                         available to Borrower for such reserve,
                                         Borrower shall deposit and maintain
                                         with Silicon cash collateral in an
                                         amount at all times equal to such
                                         deficiency, which shall be held as
                                         Collateral for all purposes of this
                                         Agreement. Silicon may, in its
                                         discretion, terminate the FX Forward
                                         Contracts at any time that an Event of
                                         Default occurs and is continuing.
                                         Borrower shall execute all standard
                                         form applications and agreements of
                                         Silicon in connection with the FX
                                         Forward Contracts, and without limiting
                                         any of the terms of such applications
                                         and agreements, Borrower shall pay all
                                         standard fees and charges of Silicon in
                                         connection with the FX Forward
                                         Contracts.

     2. MODIFIED INTEREST RATE. The Interest Rate set forth in Section 2 of the
Schedule to the Loan Agreement (Exim Program) is hereby amended in its entirety to read as follows:

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          INTEREST RATE (Section 1.2):   A rate equal to the "Prime Rate" in
                                         effect from time to time, plus 2.0% per
                                         annum; provided, however, that the
                                         foregoing interest rate shall be
                                         reduced to a rate equal to the "Prime
                                         Rate" in effect from time to time, plus
                                         1.50% per annum as set forth below if
                                         Borrower achieves EBITDA (as
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SILICON VALLEY BANK                           AMENDMENT TO LOAN DOCUMENTS (EXIM)

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                                         defined below) in excess of $0.00 for
                                         two consecutive fiscal quarters ending
                                         after the date of this Agreement and
                                         for so long as Borrower maintains
                                         EBITDA in excess of $0.00 for each
                                         fiscal quarter ending thereafter. If
                                         Borrower does not maintain EBITDA in
                                         excess of $0.00, the interest rate will
                                         be increased to a rate equal to the
                                         "Prime Rate" in effect from time to
                                         time plus 2.0% per annum.

                                         For purposes hereof, "EBITDA" means, on
                                         a consolidated basis, Borrower's
                                         earnings before interest, taxes,
                                         depreciation and other non-cash
                                         amortization expenses and other
                                         non-cash expenses, determined in
                                         accordance with generally accepted
                                         accounting principles, consistently
                                         applied.

                                         Changes in the interest rate based on
                                         the Borrower's EBITDA as provided above
                                         shall go into effect as of the first
                                         day of the month following the month in
                                         which Borrower's financial statements
                                         are received, reviewed and approved by
                                         Silicon. If, based on the Borrower's
                                         EBITDA as shown in Borrower's financial
                                         statements there is to be an increase
                                         in the interest rate, the interest rate
                                         increase may be put into effect by
                                         Silicon as of the first day of the
                                         month closest to the date on which the
                                         financial statements are due, even if
                                         the delivery of the financial
                                         statements is delayed. Notwithstanding
                                         the foregoing, in no event shall an
                                         interest rate reduction go into effect
                                         if, at the date it is to go into
                                         effect, a Default or Event of Default
                                         has occurred and is continuing.

                                         Interest shall be calculated on the
                                         basis of a 360-day year for the actual
                                         number of days elapsed. "Prime Rate"
                                         means the rate announced from time to
                                         time by Silicon as its "prime rate;"
                                         provided that the "Prime Rate" in
                                         effect on any day shall not be less
                                         than 4.25% per annum; it is a base rate
                                         upon which other rates charged by
                                         Silicon are based, and it is not
                                         necessarily the best rate available at
                                         Silicon. The interest rate
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SILICON VALLEY BANK                           AMENDMENT TO LOAN DOCUMENTS (EXIM)

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                                         applicable to the Obligations shall
                                         change on each date there is a change
                                         in the Prime Rate.
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     3. MODIFIED COLLATERAL MONITORING FEE. The Collateral Monitoring Fee set
forth in Section 3 of the Schedule to the Loan Agreement (Exim Program) is
hereby amended in its entirety to read as follows:

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          Collateral Monitoring Fee:     $1,000, per month, payable in arrears
                                         (prorated for any partial month at the
                                         beginning and at termination of this
                                         Agreement).

     4. MODIFIED MATURITY DATE. Section 4 of the Schedule to Loan and Security
Agreement (Exim Program) is hereby amended to read as follows:

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          4. MATURITY DATE
             (Section 6.1):              March ____, 2006 [364 days from the
                                         date of this Amendment].

     5. CONSENTS. Silicon previously executed, under the Non-Exim Agreement, the following consents: (i) Consent dated February 4, 2005 with respect to the Securities Transaction as defined therein and (ii) Limited Waiver and Amendment to Loan Documents dated February 23, 2005 with respect to the Jacksonville Technology Associates, Inc. Purchase Transaction as defined therein (collectively, the "Consents"). Silicon hereby consents, under the Loan Agreement, to the aforementioned transactions on the terms provided for in the Consents.

     6. PROVO PREPAID (DELAWARE) CORP. AND NEEDHAM (DELAWARE) CORP. Borrower represents and warrants that each of Provo Prepaid (Delaware) Corp. and Needham (Delaware) Corp. is (i) a wholly-owned subsidiary of Verso Technologies, Inc., and (ii) is and will remain throughout the term of the Loan Agreement, inactive with assets having an aggregate value of no more than $0.00. Borrower covenants and agrees that while the Loan Agreement is in effect, Borrower shall not transfer any assets or Collateral to either Provo Prepaid (Delaware) Corp. or Needham (Delaware) Corp.

     7. FEES. In consideration for Silicon entering into this Agreement, Borrower shall pay Silicon a fee in the amount of $100,000 as follows: (i) $75,000, payable concurrently herewith and (ii) $25,000, payable if and when the Borrower satisfies the YTD Net Income Requirement, which fees shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fees to Borrower's loan account.

     8. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     9. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the


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SILICON VALLEY BANK                           AMENDMENT TO LOAN DOCUMENTS (EXIM)

representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                               SILICON:

VERSO TECHNOLOGIES, INC.                SILICON VALLEY BANK


BY  /s/ Juliet M. Reising               BY  /s/ Peter Bendolis
   ----------------------------------      -------------------------------------
       PRESIDENT OR VICE PRESIDENT      TITLE   Relationship Manager
                                              ----------------------------------


BY   /s/ David Ryan
   ----------------------------------
      SECRETARY OR ASS'T SECRETARY


BORROWER:                               BORROWER:

PROVO PREPAID (DELAWARE) CORP. (FKA     TELEMATE.NET SOFTWARE, INC.
NACT TELECOMMUNICATIONS, INC.)


BY  /s/ Juliet M. Reising               BY  /s/ Juliet M. Reising
   ----------------------------------      -------------------------------------
       PRESIDENT OR VICE PRESIDENT              PRESIDENT OR VICE PRESIDENT


BY  /s/ David Ryan                      BY  /s/ David Ryan
   ----------------------------------      -------------------------------------
      SECRETARY OR ASS'T SECRETARY              SECRETARY OR ASS'T SECRETARY


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SILICON VALLEY BANK                           AMENDMENT TO LOAN DOCUMENTS (EXIM)

                                     CONSENT

     The undersigned acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Cross-Corporate Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

CLARENT CANADA LTD.                     NEEDHAM (DELAWARE) CORP. (FKA
                                        MCK COMMUNICATIONS, INC.)


BY  /s/ Juliet M. Reising               BY  /s/ Juliet M. Reising
   ----------------------------------      -------------------------------------
TITLE   Director                        TITLE   Director
      -------------------------------         ----------------------------------


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